Exhibit 99.1 to Form 8-K
As Approved by the Board of Directors
December 19, 2005
CARBO CERAMICS INC.
DIRECTOR DEFERRED FEE PLAN
             1. Purpose. The purpose of the CARBO Ceramics Inc. Director Deferred Fee Plan (the “Plan”) is to provide non-employee directors of the Company (hereinafter defined) with the opportunity to defer taxation of such directors’ fees and obtain an equity-based interest in the Company.
             2. Definitions. The following terms when used herein with initial capital letters shall have the following respective meanings unless the text clearly indicates otherwise:
     (a) Board of Directors. “Board of Directors” means the Board of Directors of the Company.
     (b) Board Retainer. “Board Retainer” means the cash compensation payable periodically to each Director.
     (c) Change of Control Event. “Change of Control Event” means each of a “change in ownership” of the Company, a change in the “effective control” of the Company or a change in the “ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986 and any regulations promulgated or guidance published thereunder.
     (d) Common Stock. “Common Stock” means the common stock of the Company or any security or other property (including cash) into which such Common Stock may be changed by reason of: (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (ii) any merger, consolidation, separation, reorganization or partial or complete liquidation, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing.
     (e) Common Stock Account. “Common Stock Account” means the bookkeeping account established and maintained under this Plan (hereinafter defined) for each participating Eligible Director (hereinafter defined) to which is credited Common Stock in accordance with paragraph Section 5.
     (f) Company. “Company” means CARBO Ceramics Inc., a Delaware corporation, and its successors.
     (g) Director. “Director” means a member of the Board of Directors.
     (h) Eligible Director. “Eligible Director” means a Director who is not an employee of the Company or any of its subsidiaries.

Exhibit 99.1 to Form 8-K
     (i) Fair Market Value. “Fair Market Value” means the closing price of a share of Common Stock as reported on the New York Stock Exchange (or any successor exchange) on the applicable date, or, in the event that no sales take place on such day, the closing price of a share of Common Stock as reported on the New York Stock Exchange (or any successor exchange) on the nearest preceding day on which there were sales of Common Stock.
     (j) Fees. “Fees” means the cash compensation payable to a Director for his or her services as a director, including the Board Retainer and Meeting Fee (hereinafter defined).
     (k) Meeting Fee. “Meeting Fee” means the cash compensation payable for each meeting of the Board of Directors or committee of the Board of Directors that such Director attends and/or chairs.
     (l) Plan. “Plan” means the plan set forth in this instrument, and known as the “CARBO Ceramics Inc. Director Deferred Fee Plan,” as adopted at the meeting of the Board of Directors held by unanimous consent on December 19, 2005.
          3. Eligibility. An Eligible Director shall become a participant upon the later of the effective date of the Plan or the date such Director becomes an Eligible Director.
          4. Deferred Compensation. With respect to any Eligible Director, the Company shall defer payment of all Fees payable by the Company to such Eligible Director with respect to any calendar year beginning after the effective date of the Plan upon the Company’s receipt of written notification in the form attached hereto as Exhibit A, “First Deferral Election,” (i) not later than December 31, 2005, for the initial deferral election for compensation associated with the 2006 fiscal year, and (ii) not later than December 21 in future years prior to the beginning of the applicable calendar year, that such Eligible Director elects to defer payment of such Fees.
          5. Deferred Accounts.
          (a) Amount of Deferrals. The amount of an Eligible Director’s Fees deferred pursuant to Section 4 above shall be automatically credited to the Common Stock Account specified in paragraph 5(b) and shall not otherwise be paid to such Eligible Director except as provided in Sections 6, 8 and 11 hereof. Such deferral shall be irrevocable with respect to the deferred Fees and deemed earnings thereon, and deferred Fees and deemed earnings thereon cannot be transferred except as otherwise provided herein.
          (b) Common Stock Account. The Eligible Director’s Common Stock Account shall be credited with that quantity of Common Stock equal to the number of full and fractional shares (to the nearest thousandths) which could have been purchased by the Eligible Director with the applicable deferred Fees based on the Fair Market Value of such Common Stock on the date immediately preceding the date such Fees would have been paid absent the deferral. There will be credited to each Eligible Director’s Common Stock Account amounts equal to the cash dividends and other distributions paid on shares of issued and outstanding Common Stock which the Eligible Director would have received had he or she been a record owner of shares of Common Stock equal to the amount of Common Stock credited to his or her Common Stock Account at the time of payment of such cash dividends or other distributions to shareholders generally (“Cash Dividend/Distributions”). Such Cash Dividend/Distributions will be credited to the Eligible Director’s Common Stock Account as the quantity of Common Stock and fractions thereof (to the nearest thousandths) that could have been purchased with the Cash Dividends/Distributions based on the Fair Market Value of Common Stock on the date of payment of such Cash Dividends/Distributions to shareholders generally.

Exhibit 99.1 to Form 8-K
          6. Payment of Deferred Compensation. The Company shall pay to each Eligible Director in shares of Common Stock, on the later of (a) a date certain selected by such Director on the date of his or her first election or (b) the first date on which such person ceases to be a Director, the number of whole shares of Common Stock (with any fractional shares to be paid in cash based on the Fair Market Value on the date immediately preceding the date of payment) credited to his or her Common Stock Account on such date. The Eligible Director shall receive such payments either in a lump sum or in a number of substantially equal annual installments beginning on such payment date with the manner of payment to be selected by him or her on the date of his or her first election. If an Eligible Director dies before all amounts in his or her Common Stock Account have been distributed to him or her, the Company shall pay to the Eligible Director’s beneficiary or beneficiaries in shares of Common Stock on the date of such death the number of whole shares of Common Stock (with any fractional shares to be paid in cash) credited to such Eligible Director’s Common Stock Account on the date of the Eligible Director’s death.
          7. Beneficiaries. An Eligible Director may, by executing and delivering to the Secretary of the Company prior to the Eligible Director’s death, the beneficiary election form attached hereto as Exhibit B, “Designation of Beneficiary”, designate a beneficiary or beneficiaries to whom distribution of his or her interest under this Plan shall be made in the event of his or her death prior to the full receipt of his or her interest under this Plan, and he or she may designate the portions to be distributed to each such designated beneficiary if there is more than one. Any such designation may be revoked or changed by the Eligible Director at any time and from time to time by filing, prior to the Eligible Director’s death, with the Secretary of the Company an executed beneficiary election form. If the Eligible Director fails to designate a beneficiary, the beneficiary will be the estate of the Eligible Director.
          8. Change of Control Event. Upon the occurrence of a Change of Control Event, the Company shall pay to each Eligible Director in shares of Common Stock on the date of such occurrence the number of whole shares of Common Stock (with any fractional shares to be paid in cash) credited to his or her Common Stock Account on the date such Change of Control Event occurs. For purposes of this Section 8 the value of an Eligible Director’s fractional shares held in the Eligible Director’s Common Stock Account shall be determined based on Fair Market Value on the date the Change of Control Event occurs.
          9. Non-Assignability. Neither an Eligible Director nor any beneficiary designated by him or her shall have any right to, directly or indirectly, alienate, assign or encumber any amount that is or may be payable hereunder.

Exhibit 99.1 to Form 8-K
          10. Governing Law. To the extent not preempted by federal law, the provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of Delaware.
          11. Effective Date. This Plan shall become effective on December 19, 2005. The Board may amend, suspend or terminate the Plan at any time; provided that no such amendment, suspension or termination shall adversely affect the amounts in any then-existing Common Stock Account. Upon termination of the Plan, the Company shall pay to each Eligible Director in shares of Common Stock on the date of such termination the number of whole shares of Common Stock (with any fractional shares to be paid in cash based on Fair Market Value on the date of termination) in his or her Common Stock Account on the date of such termination.
          12. Unfunded Plan. This Plan shall be unfunded. Amounts payable hereunder shall be paid from the general assets of the Company.
          13. Payment Date. For purposes of this Plan, the Company shall be deemed to have made a payment on a payment date so long as it makes such payment as soon as practicable after such payment date but no later than the later of (i) the last day of the calendar year in which such payment date occurs or (ii) the 15th day of the third calendar month following such payment date.
          14. Section 409A. Notwithstanding anything in the Plan to the contrary, all elections to defer, distributions, and all other aspects of this Plan shall only be given effect to the extent that any such actions, omissions or Plan provisions would not cause any tax to become due under Section 409A of the Internal Revenue Code of 1986 and any regulations promulgated or guidance published thereunder. To the extent required, the Plan will be interpreted, revised and/or amended as necessary in order to comply with the provisions of Section 409A and any regulations or guidance thereunder.

Exhibit 99.1 to Form 8-K
Exhibit A
FIRST
DEFERRAL ELECTION
pursuant to the
CARBO CERAMICS INC.
DIRECTOR DEFERRED FEE PLAN
     I,                                                             , an Eligible Director of CARBO Ceramics Inc. (the “Company”), hereby elect to have payment of all of my Fees with respect to calendar year               deferred pursuant to Section 4 of the CARBO Ceramics Inc. Director Deferred Fee Plan (the “Plan”). I also hereby elect to receive my deferred Fees under the Plan as follows pursuant to Section 6 of the Plan. All capitalized terms not defined herein shall have the meanings set forth in the Plan.
1. Time of Distribution
The balance credited to my Common Stock Account shall be distributed to me the later of (i)                                          [Month/Day/Year] or (ii) the first date on which I cease to be a Director of the Company.
2. Manner of Distribution
Distribution of the balance credited to my Common Stock Account in shares of Common Stock shall be made as follows:
(check one only)
(a)                 in a lump sum
(b)                 in substantially equal annual installments over            years beginning on the payment date set forth in paragraph 1 above
I understand that if I should die before all amounts credited to my Common Stock Account have been distributed to me, the Company shall pay to my designated beneficiary(ies) or, if none, to my estate on the date of my death the balance credited to my Common Stock Account on the date of my death.
     I UNDERSTAND THAT THE FOREGOING ELECTIONS UNDER PARAGRAPHS 1 AND 2 ABOVE ARE IRREVOCABLE. I also understand that the foregoing elections under paragraphs 1 and 2 will apply to all Fees I have elected to defer as well as to all Fees I may elect to defer in the future pursuant to the Plan. I also understand that the Company shall be deemed to have made a payment on a payment date so long as it makes such payment as soon as practicable after such payment date but no later than the later of (i) the last day of the calendar year in which such payment date occurs or (ii) the 15th day of the third calendar month following such payment date. I also understand that the foregoing elections are subject to the terms and conditions of the Plan, which are incorporated herein by reference.
Executed this                day of                           ,                     .

By:

Name:
Receipt Acknowledged:
  CARBO CERAMICS INC.

By:

Name:
Title:

Exhibit 99.1 to Form 8-K
Exhibit B
DESIGNATION OF BENEFICIARY
pursuant to the
CARBO CERAMICS INC.
DIRECTOR DEFERRED FEE PLAN
     I,                                         , an Eligible Director of CARBO Ceramics Inc. (the “Company”), by virtue of my right to designate the beneficiary(ies) of the balances credited to my Common Stock Account, if any, and subject to any future exercise of this right by me, hereby direct that the balance of my Common Stock Account be distributed in the event of my death, in accordance with the terms of the CARBO Ceramics Inc. Director Deferred Fee Plan (the “Plan”), to the person(s) named below who are living at the time of such distribution, and, unless otherwise expressly indicated, in equal shares among them if more than one such person shall be living at the time of such distribution:. All capitalized terms not defined herein shall have the meanings set forth in the Plan.

Percentage
Name	Address	Relationship	of Account*

*Insert percentage of balance of Common Stock Account to be paid to each person. Percentages must add up to 100%. If balance of Common Stock Account is to be divided evenly among persons, leave blank.
     In the further event that none of the persons named above shall be living at the time of any distribution upon my death, such distribution shall be made to my estate. If so specified in the above designations, “person” includes a trust or corporation.
Executed this                      day of                     ,                     .

By:

Name:
Receipt Acknowledged:
  CARBO CERAMICS INC.

By:

Name:
Title: